Exhibit 99.5
PART IV

Item 15.     Exhibits and Financial Statement Schedules

(a)	Documents filed as part of this Report:

1.	Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2016 and December 31, 2015
Consolidated Statements of Operations for Each of the Three Years in the Period Ended December 31, 2016
Consolidated Statements of Comprehensive Income for Each of the Three Years in the Period Ended December 31, 2016
Consolidated Cash Flow Statements for Each of the Three Years in the Period Ended December 31, 2016
Consolidated Stockholders’ Equity Statements for Each of the Three Years in the Period Ended December 31, 2016
Notes to Consolidated Financial Statements

2.	Financial Statement Schedule
Schedule II – Valuation and Qualifying Accounts

	Beginning Balance	Charged to Costs and Expenses	Divestitures/ Acquisitions	Charge Offs	Recoveries	Currency Movement	Ending Balance
			(In thousands)
Accounts Receivable—
Allowance for Doubtful Accounts:
2016	$8,281	$2,517	$(1)	$(1,336)	$(1,046)	$(311)	$8,104
2015	11,503	2,561	40	(803)	(4,353)	(667)	8,281
2014	3,390	1,184	9,845	(1,867)	(889)	(160)	11,503
Inventories—
Excess and Obsolete Allowances:
2016	$22,531	$3,921	$(706)	$—	$(1,142)	$(43)	$24,561
2015	31,823	3,001	2,755	(12,744)	(1,407)	(897)	22,531
2014	21,317	7,994	14,167	(10,908)	(1,413)	666	31,823
Deferred Income Tax Asset—
Valuation Allowance:
2016	$117,071	$10,782	$616	$(8,074)	$(10,526)	$(5,098)	$104,771
2015	157,317	2,840	(14,425)	(1,823)	(13,988)	(12,850)	117,071
2014	10,165	4,252	143,513	—	(415)	(198)	157,317
All other financial statement schedules not included in this Annual Report on Form 10-K are omitted because they are not applicable.

3. Exhibits
Index to Exhibits
The following exhibits are filed herewith or incorporated herein by reference, as indicated. Documents indicated by an asterisk (*) identify each management contract or compensatory plan.

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

3.1	Certificate of Incorporation, as amended	February 29, 2008 Form 10-K, Exhibit 3.1

3.2	Certificate of Designations of 6.75% Series B Mandatory Convertible Preferred Stock of Belden Inc.	July 26, 2016 Form 8-K, Exhibit 3.1

3.3	Amended and Restated Bylaws	May 31, 2016 Form 8-K, Exhibit 3.1

4.1	Rights Agreement	December 11, 1996 Form 8-A, Exhibit 1.1

4.2	Amendment to Rights Agreement	November 15, 2004 Form 10-Q, Exhibit 4.1

4.3	Amendment to Rights Agreement	December 8, 2006 Form 8-A/A, Exhibit 4.2(a)

4.4	Amendment to Rights Agreement	December 9, 2016 Form 8-A/A, Exhibit 4.4

4.5	Indenture relating to 5.5% Senior Subordinated Notes due 2022	August 29, 2012 Form 8-K, Exhibit 4.1

4.6	Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	May 8, 2013 Form 10-Q, Exhibit 4.2

4.7	Second Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	November 6, 2013 Form 10-Q, Exhibit 4.1

4.8	Indenture relating to 5.5% Senior Subordinated Notes due 2023	March 26, 2013 Form 8-K, Exhibit 4.1

4.9	First Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	November 6, 2013 Form 10-Q, Exhibit 4.2

4.10	Indenture relating to 5.25% Senior Subordinated Notes due 2024	June 30, 2014 Form 8-K, Exhibit 4.1

4.11	Third Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	November 4, 2014 Form 10-Q, Exhibit 4.1

4.12	Second Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	November 4, 2014 Form 10-Q, Exhibit 4.2

4.13	First Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024	November 4, 2014 Form 10-Q, Exhibit 4.3

4.14	Fourth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	May 5, 2015 Form 10-Q, Exhibit 4.1

4.15	Third Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	May 5, 2015 Form 10-Q, Exhibit 4.2

4.16	Second Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024	May 5, 2015 Form 10-Q, Exhibit 4.3

4.17	Deposit Agreement dated July 26, 2016, by and among Belden Inc., American Stock Transfer & Trust Company, LLC, and The Holders of the Depositary Receipts Described Therein	July 26, 2016 Form 8-K, Exhibit 4.2

4.18	Indenture relating to 4.125% Senior Subordinated Notes due 2026	October 11, 2016 Form 8-K, Exhibit 4.1

4.19	Fifth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	Filed herewith

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

4.20	Fourth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	Filed herewith

4.21	Third Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024	Filed herewith

4.22	First Supplemental Indenture relating to 4.125% Senior Subordinated Notes due 2026	Filed herewith

10.1	Trademark License Agreement	November 15, 1993 Form 10-Q of Belden 1993 Inc., Exhibit 10.2

10.2*	CDT 2001 Long-Term Performance Incentive Plan, as amended	April 6, 2009 Proxy Statement, Appendix I

10.3*	Belden Inc. 2011 Long Term Incentive Plan, as amended	April 6, 2011 Proxy Statement, Appendix I; February 29, 2012 Form 10-K, Exhibit 10.9; April 6,2016 Proxy Statement, Appendix II

10.4*	Form of Stock Appreciation Rights Award	February 29, 2008 Form 10-K, Exhibit 10.16; February 27, 2009 Form 10-K, Exhibit 10.16; May 6, 2014 Form 10-Q, Exhibit 10.1; August 3, 2016 Form 10-Q, Exhibit 10.1

10.5*	Form of Performance Stock Units Award	February 29, 2008 Form 10-K, Exhibit 10.17; February 27, 2009 Form 10-K, Exhibit 10.17; May 6, 2014 Form 10-Q, Exhibit 10.2; August 3, 2016 Form 10-Q, Exhibit 10.2

10.6*	Form of Restricted Stock Units Award	February 29, 2008 Form 10-K, Exhibit 10.18; February 27, 2009 Form 10-K, Exhibit 10.18; May 6, 2014 Form 10-Q, Exhibit 10.3

10.7*	Belden Inc. Annual Cash Incentive Plan, as amended and restated	February 29, 2012 Form 10-K, Exhibit 10.16

10.8*	2004 Belden CDT Inc. Non-Employee Director Deferred Compensation Plan	December 21, 2004 Form 8-K, Exhibit 10.1

10.9*	Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan, with First, Second and Third Amendments	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibits 10.14 and 10.15; March 14, 2003 Form 10-K of Belden 1993 Inc., Exhibit 10.21; November 15, 2004 Form 10-Q, Exhibit 10.50

10.10*	BWC Supplemental Excess Defined Contribution Plan, with First, Second and Third Amendments	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibits 10.16 and 10.17; March 14, 2003 Form 10-K of Belden 1993 Inc., Exhibit 10.24; November 15, 2004 Form 10-Q, Exhibit 10.51

10.11*	Trust Agreement, with First Amendment	November 15, 2004 Form 10-Q, Exhibits 10.52 and 10.53

10.12*	Trust Agreement, with First Amendment	November 15, 2004 Form 10-Q, Exhibits 10.54 and 10.55

10.13*	Amended and Restated Executive Employment Agreement with John Stroup, with First Amendment	April 7, 2008 Form 8-K, Exhibit 10.1, December 17, 2008 Form 8-K, Exhibit 10.1

10.14*	Amended and Restated Executive Employment Agreement with Henk Derksen	January 5, 2012 Form 8-K, Exhibit 10.1

10.15*	Executive Employment Agreement with Glenn Pennycook	August 8, 2013 Form 10-Q, Exhibit 10.1

10.16*	Executive Employment Agreement with Dhrupad Trivedi	August 8, 2013 Form 10-Q, Exhibit 10.2

10.17*	Executive Employment Agreement with Doug Zink	November 6, 2013 Form 10-Q, Exhibit 10.1

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

10.18*	Executive Employment Agreement with Ross Rosenberg	August 5, 2014 Form 10-Q, Exhibit 10.1

10.19*	Executive Employment Agreement with Roel Vestjens	August 5, 2014 Form 10-Q, Exhibit 10.2

10.20*	Executive Employment Agreement with Brian Anderson	May 5, 2015 Form 10-Q, Exhibit 10.1

10.21*	Executive Employment Agreement with Dean McKenna	August 4, 2015 Form 10-Q Exhibit 10.1

10.22*	Form of Indemnification Agreement with each of the Directors and Brian Anderson, Henk Derksen, Dean McKenna, Glenn Pennycook, Ross Rosenberg, John Stroup, Dhrupad Trivedi, Roel Vestjens, and Doug Zink	March 1, 2007 Form 10-K, Exhibit 10.39

10.23	ABL Credit Agreement	October 9, 2013 Form 8-K, Exhibit 10.1

10.24	Amendment No. 1 to Credit Agreement	August 17, 2015 Form 8-K, Exhibit 10.1

10.25	Purchase Agreement by and among Belden Inc., the Guarantors names therein, and Duetsche Bank AG	October 11, 2016 Form 8-K, Exhibit 10.1

10.26	Amendment No. 2 to Credit Agreement	May 22, 2017 Form 8-K, Exhibit 10.1

12.1	Computation of Ratio of Earnings to Fixed Charges	February 17, 2017 Form 10-K, Exhibit 12.1

14.1	Code of Ethics	August 26, 2016 Form 8-K, Exhibit 14.1

21.1	List of Subsidiaries of Belden Inc.	February 17, 2017 Form 10-K, Exhibit 21.1

23.1	Consent of Ernst & Young LLP	Filed herewith

24.1	Powers of Attorney from Members of the Board of Directors	February 17, 2017 Form 10-K, Exhibit 24.1

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer	February 17, 2017 Form 10-K, Exhibit 31.1

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer	February 17, 2017 Form 10-K, Exhibit 31.2

32.1	Section 1350 Certification of the Chief Executive Officer	February 17, 2017 Form 10-K, Exhibit 32.1

32.2	Section 1350 Certification of the Chief Financial Officer	February 17, 2017 Form 10-K, Exhibit 32.2
Exhibit 101.INS XBRL Instance Document
Exhibit 101.SCH XBRL Taxonomy Extension Schema
Exhibit 101.CAL XBRL Taxonomy Extension Calculation
Exhibit 101.DEF XBRL Taxonomy Extension Definition
Exhibit 101.LAB XBRL Taxonomy Extension Label